Exhibit 10.1

AMENDMENT NO. 7
TO CREDIT AGREEMENT

This Amendment is entered into as of June 24, 2016 by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Credit Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Credit Parties”), the Lenders (as defined below) signatory hereto and Wells Fargo Bank, National Association, as Swingline Lender, an Issuing Lender and the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

The Borrower, the other Credit Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to a Credit Agreement, dated as of June 4, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

The Borrower has requested that the Administrative Agent release its lien on the vessel known as “Reem Island,” and the Administrative Agent and the Required Lenders are willing to do so on the terms and subject to the conditions set forth herein.

ACCORDINGLY, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Credit Parties, the Required Lenders and the Administrative Agent, such parties hereby agree as follows:

1.Amendment to the Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 3, Schedule I to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule I hereto.

2.Consent to Sale of Reem Island. The Borrower has indicated its intention to sell the vessel known as “Reem Island”, which vessel is subject to the First Preferred Fleet Mortgage dated June 4, 2012 by the Borrower to the Administrative Agent (“Reem Island”). Subject to the satisfaction of each of the conditions set forth in Section 3, the Lenders executing this Amendment hereby consent to such sale (the “Reem Island Sale”) and authorize the Administrative Agent to release Reem Island from the Security Documents. The foregoing consent is limited to its express terms and does not constitute or imply consent to any other transaction, whether or not similar to the Reem Island Sale.

3.Effectiveness of this Amendment; Conditions Precedent. The provisions of Sections 1 and 2 shall be effective only if, on or before the date hereof (or such later date as the Administrative Agent agrees to in writing), the Administrative Agent has received each of the following:

(a)Counterparts of this Amendment duly executed by the Borrower, the other
Credit Parties and the Required Lenders.

(b)Remittance of the entire Net Cash Proceeds of the Reem Island Sale (which shall in no event be less than $10,000,000 or, if greater, the amount necessary to reduce the Outstandings to an amount not greater than the Aggregate Commitment Amount, as determined after giving effect to the amendment in Section 1 above), which Net Cash Proceeds shall be applied, first, to the principal amount of outstanding Swingline Loans, and second to the principal amount of outstanding Revolving Credit Loans.

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4.Representations and Warranties.

(a)Each of the Borrower and each Credit Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of each Credit Party, enforceable against the Credit Parties in accordance with their terms.

(b)Each of the Borrower and each Credit Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all necessary corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Note Indenture.

(c)Each of the Borrower and each Credit Party hereby represents and warrants that after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of each Credit Party contained in any Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

5.Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Credit Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. Except as modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, except as specifically set forth herein. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

6.Release. In further consideration of the execution by the Administrative Agent and the Required Lenders of this Amendment, to the extent permitted by applicable law, the Borrower and each Credit Party, on behalf of itself and all of its successors and assigns (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally release and forever discharge the Administrative Agent, each Lender, each Issuing Lender, the Swingline Lender, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other

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liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (a) the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Borrower’s or any other Credit Party’s obligations thereunder, the liens securing such obligations, or any or all of the terms or conditions of any Loan Document), (b) the financial condition, business or operations of the Borrower or any other Credit Party, and (c) the negotiation, documentation and execution of this Amendment and any documents relating hereto, except for Claims determined in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee. The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7.Governing Law.THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

9.Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, as Borrower

By _/s/ Jonathan W. Berger__________________

Name: Jonathan W. Berger

Title: Chief Executive Officer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., as a Credit Party

By _/s/ Jonathan W. Berger__________________

Name: Jonathan W. Berger

Title: President & Chief Executive Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, as a Credit Party

By __/s/ Kyle Johnson_______________________

Name: Kyle Johnson

Title: Chief Operating Officer & Executive VP

DAWSON MARINE SERVICES COMPANY, as a Credit Party

By __/s/ Michael R. Sayer____________________

Name: Michael R. Sayer

Title: Treasurer

NASDI HOLDINGS, LLC, formerly known as NASDI Holdings Corporation, as a Credit Party

By _/s/ Jonathan W. Berger__________________

Name: Jonathan W. Berger

Title: Chief Executive Officer

FIFTY-THREE DREDGING CORPORATION, as a Credit Party

By ___/s/ Mark L Reid______________________

Name: Mark L. Reid

Title: President

TERRA CONTRACTING SERVICES, LLC, as a Credit Party

By ___/s/ Maria G. Trujillo___________________

Name: Maria G. Trujillo

Title: Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender and as a Lender

By ___/s/ Kristine Netjes_____________________

Name: Kristine Netjes

Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By ___/s/ John M. Schuessler________________

Name: John M. Schuessler

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By ___/s/ Patrick Flaherty____________________

Name: Patrick Flaherty

Title: Managing Director

BMO HARRIS FINANCING, INC., as a Lender

By ___/s/ John Armstrong____________________

Name: John Armstrong

Title: Managing Director

FIFTH THIRD BANK, as a Lender

By _______________________________________

Name:

Title:

MB FINANCIAL BANK, N.A., as a Lender

By _______________________________________

Name:

Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By _______________________________________

Name:

Title:

By _______________________________________

Name:

Title:

SUNTRUST BANK, as a Lender

By _______________________________________

Name:

Title:

SCHEDULE I

Commitments

Lender	August 2014 Incremental Commitment Increase	Commitment[1]	Commitment Percentage
Wells Fargo Bank, National Association	$0	$47,380,952.38	23.8095238%
Bank of America, N.A.	$0	$28,428,571.43	14.2857143%
PNC Bank National Association	$0	$23,690,476.19	11.9047619%
BMO Harris Financing, Inc.	$0	$23,690,476.19	11.9047619%
Fifth Third Bank	$0	$23,690,476.19	11.9047619%
MB Financial Bank, N.A.	$0	$9,476,190.48	4.7619048%
Deutsche Bank AG, New York Branch	$0	$9,476,190.48	4.7619048%
SunTrust Bank	$35,000,000	$33,166,666.67	16.6666667%
Total	$35,000,000.00	$199,000,000	100%

[1]	Commitment amount includes the August 2014 Incremental Commitment Increase of each Lender providing same.